                                                                Exhibit 10.10(d)

                            SUPPLEMENTAL TERMS LETTER


As of January 3, 1997

International Remote Imaging Systems, Inc.
9162 Eton Avenue
Chatsworth, CA 91311

Attention: Martin S. McDermut, Vice President, Finance & Administration & CFO

         RE: CHANGE IN TERMS AGREEMENT ("CHANGE IN TERMS AGREEMENT") DATED AS OF JANUARY 3, 1997, RELATING TO A PROMISSORY NOTE (THE "NOTE") IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000.00 EXECUTED BY INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., A DELAWARE CORPORATION ("BORROWER") IN FAVOR OF CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ("CNB")

Dear Mr. McDermut:

         This is to confirm that CNB will extend the credit facility more completely described in the enclosed Note, subject to the additional terms and conditions set forth herein and in the Change in Terms Agreement. Capitalized terms not defined in this letter have the meanings given them in the Note. This letter is hereby incorporated into the Note (this letter, the Note, the Terms Letter and in the Change in Terms Agreement, collectively, the "Note").

         NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Supplemental Terms Letter dated July 29, 1996 related to the Note ("Terms Letter").

2.       AMENDMENTS.  The Terms Letter is amended as follows:

         2.1 Section 2. of the Terms Letter is hereby deleted in its entirely, and shall be added and inserted a new Section 2. as follows:

                  "2. Failure of Borrower to furnish CNB, within the times specified, the following statements:

                           2.1 Within forty-five (45) days after the end of each monthly accounting period of each fiscal year, a financial statement consisting of not less than a balance sheet and income

Martin S. McDermut, VP, Finance & Administration, CFO
International Remote Imaging Systems, Inc.
As of January 3, 1997
Page 2


                                    statement, prepared in accordance with
                                    generally accepted accounting principles consistently applied, which financial statement may be internally prepared;

                           2.2 Within sixty (60) days after the end of each quarterly accounting period of each fiscal year, a financial statement consisting of not less than a Form 10-Q.;

                           2.3 Within ninety (90) days after the close of each fiscal year, a copy of the annual report, on Form 10-K for such year for Borrower and the Subsidiaries; and

                           2.4 Such additional information, reports and/or statements as CNB may, from time to time, reasonably request;"


         2.2 Section 3. of the Terms Letter is hereby deleted in its entirely, and shall be added and inserted a new Section 3. as follows:

                  "3.      Failure of Borrower to maintain the following:

                           3.1 Tangible Net Worth plus Subordinated Debt of not less than the following amounts as of the stated effective date;

                                       Effective Date           Minimum Amount
                                       --------------          ----------------
                                         3/31/97               $  (1,300,000.00)
                                         6/30/97               $  (1,000,000.00)
                                         9/30/97               $    (750,000.00)
                                        12/31/97               $     (50,000.00)
                                         3/31/98               $     550,000.00

                           3.2 A ratio of Total Senior Liabilities to Tangible Net Worth plus Subordinated Debt of not more than 21.50 to 1 as of March 31, 1998;

Martin S. McDermut, VP, Finance & Administration, CFO
International Remote Imaging Systems, Inc.
As of January 3, 1997
Page 3


                           3.3 A ratio of Current Assets to Current Liabilities of not less than the following amounts as of the stated effective date; and

                                    Effective Date             Minimum Ratio
                                    --------------             -------------
                                       3/31/97                   0.76 to 1
                                       6/30/97                   0.76 to 1
                                       9/30/97                   0.77 to 1
                                      12/31/97                   0.83 to 1
                                       3/31/98                   0.87 to 1


                           3.4 A ratio of Cash Flow from Operations to Debt Service of not less than the following amounts as of the stated effective date.

                                    Effective Date             Minimum Ratio
                                    --------------             -------------
                                        3/31/97                  0.60 to 1
                                        6/30/97                  0.90 to 1
                                        9/30/97                  1.00 to 1
                                       12/31/97                  1.25 to 1
                                        3/31/98                  1.25 to 1"

         2.3 Section 4. of the Terms Letter is hereby deleted in its entirely, and there shall be added and inserted a new Section 4. as follows:

                  "4. Failure of Borrower within five (5) days after execution and delivery of this Supplemental Terms Letter to grant CNB a duly perfected security interest, with the exception of the existing TOA lien, in all patents, copyrights and trademarks held by borrower."

         2.4      There shall be added and inserted a definition as follows:

                  "DEBT SERVICE" shall mean (a) the $1,200,000.00 annual principal payments under the Amended and Restated Note dated January 3, 1997 in the original principal amount of $4,900,000.00, prorated per the appropriate period, plus (b) all interest incurred on borrowed money during the twelve month period ending on the date of determination."


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Martin S. McDermut, VP, Finance & Administration, CFO
International Remote Imaging Systems, Inc.
As of January 3, 1997
Page 4



         2.5 The definition "TANGIBLE NET WORTH" contained in the Terms Letter is hereby deleted in its entirely, and there shall be added and inserted a definition as follows:

                  "TANGIBLE NET WORTH" shall mean the total of all assets appearing on a balance sheet prepared in accordance with generally accepted accounting principles consistently applied for Borrower and the Subsidiaries on a consolidated basis, minus (a) all intangible assets, including, without limitation, unamortized debt discount, affiliate, employee and officer receivables or advances, goodwill, research and development costs, patents, trademarks, the excess of purchase price over underlying values of acquired companies, any covenants not to compete, deferred charges, copyrights, franchises and appraisal surplus; minus (b) all obligations which are required by generally accepted accounting principles consistently applied to be reflected as a liability on the consolidated balance sheet of Borrower and the Subsidiaries; minus, (c) the amount, if any, at which shares of stock of a non-wholly owned Subsidiary appear on the asset side of Borrower's consolidated balance sheet, as determined in accordance with generally accepted accounting principles consistently applied; minus (d) minority interests; and minus
                  (e) deferred income and reserves not otherwise reflected as a liability on the consolidated balance sheet of Borrower and the Subsidiaries."

         2.6      There shall be added and inserted a definition as follows:

                  "CASH FLOW FROM OPERATIONS" shall be determined on a consolidated basis for Borrower and the Subsidiaries and shall mean the sum of (a) net income after taxes earned, plus (b) amortization of intangible assets, plus (c) interest expense, plus (d) depreciation expensed, plus (e) any other non-cash charges, in each case, as adjusted for (f) change in deferred taxes."

3. EXISTING AGREEMENTS. Except as expressly amended herein, the Terms Letter shall remain in full force and effect, and in all other respects is affirmed.

4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Martin S. McDermut, VP, Finance & Administration, CFO
International Remote Imaging Systems, Inc.
As of January 3, 1997
Page 5


5. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.


         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


"Borrower"                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.,
                             a Delaware corporation


                             By: /s/ Martin S. McDermut
                                 --------------------------
                                 Martin S. McDermut, Vice President,
                                 Finance and Administration/CFO


"CNB"                        CITY NATIONAL BANK, a national
                             banking association


                             By: /s/ Charles Solomon
                                 --------------------------
                                 Charles Solomon, Senior Vice
                                 President/Manager


                             By: /s/ Bruce E. Corey
                                 --------------------------
                                 Bruce E. Corey, Vice President